                                                               Exhibit 10.13

                   SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS
                   ------------------------------------------

     This Settlement  Agreement and Release of Claims ("Settlement  Agreement"),
entered into as of the 8th day of October, 2001, and intended to be effective on
April 9, 2001, is by and between, on the one hand, Sierra Health Services, Inc., a Nevada corporation ("SHS"),  Texas Health Choice, L.C., fka HMO Texas, L.C., a
Texas limited  liability  company ("HMO  Texas"),  Sierra Health Life  Insurance
Company ("SH&L"), Sierra Texas Systems ("Systems"), and The Medical Group of
Texas ("MedGrp") (SHS, HMO Texas, SH&L,  Systems, and MedGrp are referred to collectively as "Sierra" or the "Sierra Parties") and, on the other hand, Kaiser
Foundation  Health  Plan of  Texas,  a  Texas  non-profit  corporation  ("Kaiser
Texas"),  Kaiser Foundation Hospitals, a California corporation ("KFH"),  Kaiser
Foundation  Health Plan,  Inc., a California  corporation  ("KFHP"),  and Kaiser
Permanente  Insurance  Company ("KPIC")  (Kaiser Texas,  KFH, KFHP, and KPIC are
referred to  collectively  as "Kaiser" or the "Kaiser  Parties");  Peter J. Hohl
("Hohl");  and  Maureen  West  ("West").  Sierra,  Kaiser,  Hohl,  and  West are
collectively referred to as the "Parties".

     WHEREAS,  there is presently a dispute  concerning the transaction  between
Sierra and Kaiser  memorialized  in a series of agreements and exhibits dated as of June 5, 1998,  that pertains to the sale of certain  Kaiser assets located in and around  Dallas,  Texas,  that  became  effective  on October  31,  1998 (the
"Transaction").  The agreements  underlying the Transaction include, but are not limited to: (a) an Asset Sale and Purchase  Agreement,  between Kaiser Texas and
HMO Texas  ("Purchase  Agreement");  (b) an Asset  Sale and  Purchase  Agreement
between  HMO Texas and PMAT (the  "PMAT  Purchase  Agreement");  (c) the  Master
Purchase and Sale Agreement,  between Kaiser Texas and HMO Texas with respect to the Kaiser Real  Estate  ("Real  Property  Purchase  Agreement");  (d) a Subsidy
Agreement  dated  October  31,  1998  ("Subsidy  Agreement");  (e) a  Transition
Agreement dated October 31, 1998  ("Transition  Agreement");  (f) the Assumption
Reinsurance  Agreement  between  Kaiser  Texas and Texas HMO dated  June 5, 1998
("Assumption  Reinsurance  Agreement");  (g) the Indemnity Reinsurance Agreement
between  Kaiser Texas and SH&L  dated June 5, 1998  ("Indemnity  Reinsurance
Agreement"); (h) the Insurance Assumption Reinsurance Agreement between KPIC and
SH&L dated June 5, 1998 ("Insurance Assumption Reinsurance Agreement");  and
(i) the Indemnity  Reinsurance Agreement between KPIC and SH&L dated June 5,
1998 ("KPIC Indemnity Reinsurance Agreement") (all as may have been subsequently amended hereinafter collectively referred to as the "Related Agreements").

     WHEREAS,  the  Transaction  included  the  transfer of eight (8) parcels of improved real property (collectively the "Real Estate").

     WHEREAS,  since the  Transaction  closed on October 31,  1998,  a series of disputes has developed among the Parties concerning the Transaction;

     WHEREAS,  on October 30,  2000,  Sierra  filed suit in the  Alameda  County
Superior Court against Kaiser,  Hohl, and West (the "Action").  The Action bears
Case No. 832638-4; and

     WHEREAS,  the Parties desire to settle the claims raised in the Action, and to fully and finally resolve, subject to the terms of this Settlement Agreement, all disputes which have arisen  relating to the  Transaction as set forth below, by the exchanges of  consideration  and performance of the obligations set forth herein;

     NOW, THEREFORE, the Parties agree as follows:

     1. GENERAL TERMS.

     1.1 Payment To Sierra. KFH shall pay Sierra $2.5 million ($2,500,000.00) as of the date of the arbitration award pursuant to this Settlement Agreement.

     1.2 Sierra  agrees to make all payments due under the Note through the date of the arbitration award.

     1.3 Kaiser  agrees to deposit  into an  interest  bearing  escrow an amount equivalent  to each payment  Sierra makes  pursuant to Section 1.2.  This is not intended to constitute a modification of the Loan Documents.

     1.4 In the event that Sierra fails to make any of the payments  required by
Section 1.2 such amount  shall be deducted  from the amount owed by Kaiser under
Section 1.1.

     1.5  Amounts  for Real  Estate  taxes  accrued but unpaid by Sierra will be deducted  from either the amount owed by Kaiser under  Section 1.1 or the escrow amount, which shall be used by Kaiser to pay the Real Estate taxes.

     1.6 On or before November 9, 2001, Sierra and Kaiser shall each nominate an arbitrator  pursuant to Section 13 of the Purchase  Agreement.  The  arbitration award shall be rendered on or before February 8, 2002.

     1.7 If the  arbitration  award is in Sierra's favor,  the arbitrator  shall direct payment to Sierra of the funds escrowed by Kaiser in Section 1.3.

     1.8 Each parcel of the Real Estate is encumbered by Deeds of Trust in favor of Kaiser Texas securing  repayment of a promissory  note issued by Texas HMO in the original  principal sum of Thirty-five  Million Two Hundred Thousand Dollars
($35,200,000.00)  (the "Note"). The Note and the Deeds of Trust were assigned by
Kaiser Texas to KFH pursuant to the  Assignment and Assumption of Loan Documents effective  December  31,  2000.  The Note is  guaranteed  by SHS  ("Guarantee").
Nothing contained in this Settlement  Agreement is intended to alter,  modify or amend the  duties,  obligations  and rights of the Parties  under the Note,  the
Deeds of Trust,  the Purchase  Agreement,  the Guarantee,  or any of the Related
Agreements.

     1.8(a) If a payment Event of Default,  as defined under the Loan  Documents occurs  prior  to  the  rendition  of a  decision  by the  arbitrators,  nothing contained  herein shall limit the right of Kaiser to pursue any remedy  provided for  under  the  documents  executed  in  connection  with  the  Transaction  or applicable law.

     1.9  Arbitration.  Sierra and Kaiser agree to submit the following issue to final and binding  arbitration under Section 13 of the Purchase  Agreement.  The arbitration shall decide only the issue of whether SHS is liable for any default by HMO Texas in connection with the Real Estate beyond the obligations set forth in  Section  13 of the  Note.  If the  decision  is that SHS is so  liable,  the decision  will be in  favor of  Kaiser;  if the  decision  is that SHS is not so liable, the decision is in favor of SHS. Arbitration will be based solely on the rights and  obligations  of the  parties  under the  documents  executed  by the
Parties in connection  with the  Transaction,  including in connection  with the closing thereof,  and shall be interpreted  without reference to or admission of this agreement, the April 9, 2001 Mediator's Proposal, any drafts of this or any other  settlement  agreement any  discussion or  correspondence  relating to the
April 9, 2001 Mediator's proposal or to this or any other settlement  agreement.
The  arbitration  shall be  conducted  pursuant  to Section  13 of the  Purchase
Agreement;  provided,  that  Section 13 and its  Exhibit  shall be  modified  as follows: (1) there will be no requests for admissions,  or document demands, (2)
the parties will voluntarily produce all evidence to be introduced into evidence at least 5 business days prior to the first depositions, (3) the parties will be limited to three depositions per side of 7 hours per deposition, (4) depositions of only identified witnesses and not any persons most knowledgeable, and (5) the arbitration  hearing shall be limited to 3 days, (6) 10 interrogatories  with no subparts.

     2. RELEASES AND DISMISSALS.

     2.1 Upon  execution of this  Settlement  Agreement  Sierra will dismiss the
Action with prejudice.

     2.2 It is further  agreed that the Parties  (as between  themselves)  shall assume  and bear  their own costs of the  Action  and  resolution  of all of the claims  referenced  herein,  including  attorneys'  fees and  mediator  expenses incurred as a result of or in connection therewith.

     2.3  Release  Of  Kaiser  By  Sierra.   In  exchange  for  performance  and
satisfaction  of the  obligations  assumed  by the  Parties  hereto as set forth above, and for other good and valuable consideration the receipt and sufficiency of which are hereby  acknowledged,  Sierra,  for itself and its past and present directors, officers, partners, employees,  subsidiaries,  affiliates,  insurers, attorneys,  stockholders,  agents, representatives,  and successors in interest, does  hereby  unconditionally,  irrevocably  and forever  release and  discharge
Kaiser  and any and all of its  directors,  officers,  employees,  subsidiaries, affiliates, insurers, attorneys, stockholders, agents, representatives, all past or present  persons or  organizations  cooperating  in the conduct of the Kaiser healthcare program commonly known as the Kaiser Permanente Medical Care Program, and all other  persons of any kind who have  acted or are  acting  by,  through, under, for, or in concert with Kaiser ("Kaiser  Released  Parties") from any and all liabilities,  acts, actions,  causes or action, suits,  proceedings,  debts, dues  and  sums of  money,  accounts,  accountings,  reckonings,  bonds,  bills, covenants, contracts, (including any covenants to be performed under the Related
Agreements  after  October  31,  1998),  controversies,   conveyances,   leases,
assignments, agreements, promises, representations, trespasses, costs, expenses, damages, judgments,  executions,  defenses, offsets,  counterclaims,  claims and demands, or any combination of the same, of any nature whatsoever, whether known or unknown,  contingent or certain, whether at law or in equity, irrespective of whether arising from tort, contract, violations of laws or regulations,  whether alleging  NEGLIGENCE,  FRAUD or other  intentional act,  including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment,  undue influence,  duress, economic coercion, conflict of interest,  bad faith,  violations of the Federal Racketeer Influence and Corrupt
Organization  Act, or deceptive trade practices,  which Sierra ever had, has, or may have in the future against any Kaiser  Released  Parties on the basis of any facts or circumstances arising out of or related to the Transaction,  alleged or which  might  have  been  alleged  in the  Action,  related  in  any  way to the negotiation  and/or  performance  (past,  present  or  future)  of  the  Related
Agreements,  and/or  arising in any way out of the assets  purchased from Kaiser pursuant to the  Transaction  including by way of example and not limitation the specific  Enumerated  Claims set forth in Exhibit A attached  hereto;  provided, however, that this release does not extend to:

     a.   any claims for breach of this Settlement Agreement;

     b.   any  defaults  or claims  for  breach of the Loan  Documents,  whether arising or accruing  before,  on, or after the date of this Settlement
          Agreement;

     c.   the  dispute to be  submitted  to  arbitration  under this  Settlement
          Agreement;

     d.   any claim with respect to the letter  agreement dated October 6, 1999, between  Kaiser Texas and HMO Texas  regarding  the  acquisition  of a portion of the Real Estate by the Texas Department of Transportation;

     e.   any   claims   for  access  to   records   and   remedies   (including
          indemnification)  for failure to provide  access to records  under the
          Related Agreements arising or accruing on or after October 8, 2001;

     f.   Any claims of any manner or type with  respect  to  Visiting  Members, arising or accruing on or after October 8, 2001; and

     g.   any common law or statutory  rights of  contribution  and  contractual rights of indemnity  described and circumscribed in and by the Related
          Agreements  for any  liability or  obligation,  but only to the extent such liability or obligation is asserted by a private or  governmental third  party  not an  affiliate  of the  Party  asserting  a right  of indemnification  and not expressly released in items numbered 8, 9 and
          19 of the Enumerated Claims set forth in Exhibit A.

     h.   The future  breach of any  continuing  obligation  under the  Purchase
          Agreement  and  Related  Agreements,  as  modified  to the extent such obligation  are not  specifically  waived  ,  released,  or  otherwise modified by this Settlement Agreement.

     2.4  Release  Of  Sierra  By  Kaiser.   In  exchange  for  performance  and
satisfaction  of the  obligations  assumed  by the  Parties  hereto as set forth above, and for other good and valuable consideration the receipt and sufficiency of which are hereby  acknowledged,  Kaiser  for itself and its past and  present directors, officers, partners, employees,  subsidiaries,  affiliates,  insurers, attorneys,  stockholders,  agents, representatives,  and successors in interest, does  hereby  unconditionally,  irrevocably  and forever  release and  discharge
Sierra  and any and all of its  directors,  officers,  employees,  subsidiaries, affiliates, insurers, attorneys, stockholders, agents, representatives,  and all other persons of any kind who have acted or are acting by, through, under for or in concert with Sierra ("Sierra Released Parties") from any and all liabilities, acts, actions,  causes or action,  suits,  proceedings,  debts, dues and sums of money, accounts,  accountings,  reckonings, bonds, bills, covenants,  contracts,
(including  any  covenants to be performed  under the Related  Agreements  after
October 31, 1998), controversies,  conveyances, leases, assignments, agreements, promises,  representations,  trespasses,  costs, expenses,  damages,  judgments, executions,  defenses,  offsets,  counterclaims,  claims  and  demands,  or  any combination  of the same,  of any nature  whatsoever,  whether known or unknown, contingent  or  certain,  whether at law or in equity,  irrespective  of whether arising from tort, contract, violations of laws or regulations, whether alleging
NEGLIGENCE,  FRAUD or other  intentional act,  including any breach of fiduciary duty,  breach  of any duty of fair  dealing,  breach  of  confidence,  breach of funding  commitment,  undue influence,  duress,  economic coercion,  conflict of interest,  bad faith,  violations of the Federal Racketeer Influence and Corrupt
Organization  Act, or deceptive trade practices,  which Kaiser ever had, has, or may have in the future against any Sierra  Released  Parties on the basis of any facts or circumstances arising out of or related to the Transaction,  alleged or which  might  have  been  alleged  in the  Action,  related  in  any  way to the negotiation  and/or  performance  (past,  present  or  future)  of  the  Related
Agreements,  and/or  arising in any way out of the assets  purchased from Kaiser pursuant to the  Transaction  including by way of example and not limitation the specific  Enumerated  Claims set forth in Exhibit A attached  hereto;  provided, however, that this release does not extend to:

     a.   any claims for breach of this Settlement Agreement;

     b.   any  defaults  or claims  for  breach of the Loan  Documents,  whether arising or accruing  before,  on, or after the date of this Settlement
          Agreement;

     c.   the  dispute to be  submitted  to  arbitration  under this  Settlement
          Agreement;

     d.   any claim with respect to the letter  agreement dated October 6, 1999, between  Kaiser Texas and HMO Texas  regarding  the  acquisition  of a portion of the Real Estate by the Texas Department of Transportation;

     e.   any   claims   for  access  to   records   and   remedies   (including
          indemnification)  for failure to provide  access to records  under the
          Related Agreements arising or accruing on or after October 8, 2001;

     f.   any claims of any manner or type with  respect  to  Visiting  Members, arising or accruing on or after October 8, 2001; and

     g.   any common law or statutory  rights of  contribution  and  contractual rights of indemnity  described and circumscribed in and by the Related
          Agreements  for any  liability or  obligation,  but only to the extent such liability or obligation is asserted by a private or  governmental third  party  not an  affiliate  of the  Party  asserting  a right  of indemnification, and not expressly released in items numbered 8, 9 and
          19 of the Enumerated Claims set forth in Exhibit A.

     h.   The future  breach of any  continuing  obligation  under the  Purchase
          Agreement  and  Related  Agreements,  as  modified  to the extent such obligation  are not  specifically  waived  ,  released,  or  otherwise modified by this Settlement Agreement.

     2.5 Release Of Hohl and West By Sierra.  In exchange  for  performance  and satisfaction  of the  obligations  assumed  by the  Parties  hereto as set forth above, and for other good and valuable consideration the receipt and sufficiency of which are hereby  acknowledged,  Sierra,  for itself and its past and present directors, officers, partners, employees,  subsidiaries,  affiliates,  insurers, attorneys,  stockholders,  agents, representatives,  and successors in interest, does hereby unconditionally,  irrevocably and forever release and discharge Hohl and West and any and all of its directors,  officers,  employees,  subsidiaries, affiliates, insurers, attorneys, stockholders, agents, representatives, all past or present  persons or  organizations  cooperating  in the conduct of the Kaiser healthcare program commonly known as the Kaiser Permanente Medical Care Program, and all other  persons of any kind who have  acted or are  acting  by,  through, under for or in concert with Hohl or West  ("Hohl/West  Released  Parties") from any and all liabilities,  acts, actions,  causes or action, suits,  proceedings, debts, dues and sums of money, accounts, accountings,  reckonings, bonds, bills, covenants, contracts, (including any covenants to be performed under the Related
Agreements  after  October  31,  1998),  controversies,   conveyances,   leases,
assignments, agreements, promises, representations, trespasses, costs, expenses, damages, judgments,  executions,  defenses, offsets,  counterclaims,  claims and demands, or any combination of the same, of any nature whatsoever, whether known or unknown,  contingent or certain, whether at law or in equity, irrespective of whether arising from tort, contract, violations of laws or regulations,  whether alleging  NEGLIGENCE,  FRAUD or other  intentional act,  including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment,  undue influence,  duress, economic coercion, conflict of interest,  bad faith,  violations of the Federal Racketeer Influence and Corrupt
Organization  Act, or deceptive trade practices,  which Sierra ever had, has, or may have in the future  against any Hohl/West  Released  Parties on the basis of any facts or circumstances arising out of or related to the Transaction, alleged or which  might  have been  alleged  in the  Action,  related  in any way to the negotiation  and/or  performance  (past,  present  or  future)  of  the  Related
Agreements,  and/or  arising in any way out of the assets  purchased from Kaiser pursuant to the  Transaction  including by way of example and not limitation the specific  Enumerated  Claims set forth in Exhibit A attached  hereto;  provided, however, that nothing in this section shall effect the scope of Sierra's release of Kaiser or Kaiser's release of Sierra.

     2.6 Release Of Sierra By Hohl and West.  In exchange  for  performance  and satisfaction  of the  obligations  assumed  by the  Parties  hereto as set forth above, and for other good and valuable consideration the receipt and sufficiency of which are  hereby  acknowledged,  Hohl and West,  for itself and its past and present directors,  officers,  partners,  employees,  subsidiaries,  affiliates, insurers, attorneys,  stockholders,  agents, representatives,  and successors in interest,  does hereby  unconditionally,  irrevocably  and  forever  release and discharge  Sierra  and  any  and  all of  its  directors,  officers,  employees,
subsidiaries,    affiliates,   insurers,   attorneys,    stockholders,   agents,
representatives,  all past or  present  persons or  organizations  and all other persons of any kind who have acted or are  acting by,  through,  under for or in concert with Sierra ("Sierra  Released  Parties") from any and all  liabilities, acts, actions,  causes or action,  suits,  proceedings,  debts, dues and sums of money, accounts,  accountings,  reckonings, bonds, bills, covenants,  contracts,
(including  any  covenants to be performed  under the Related  Agreements  after
October 31, 1998), controversies,  conveyances, leases, assignments, agreements, promises,  representations,  trespasses,  costs, expenses,  damages,  judgments, executions,  defenses,  offsets,  counterclaims,  claims  and  demands,  or  any combination  of the same,  of any nature  whatsoever,  whether known or unknown, contingent  or  certain,  whether at law or in equity,  irrespective  of whether arising from tort, contract, violations of laws or regulations, whether alleging
NEGLIGENCE,  FRAUD or other  intentional act,  including any breach of fiduciary duty,  breach  of any duty of fair  dealing,  breach  of  confidence,  breach of funding  commitment,  undue influence,  duress,  economic coercion,  conflict of interest,  bad faith,  violations of the Federal Racketeer Influence and Corrupt
Organization  Act, or deceptive trade practices,  which Sierra ever had, has, or may have in the future against any Kaiser  Released  Parties on the basis of any facts or circumstances arising out of or related to the Transaction,  alleged or which  might  have  been  alleged  in the  Action,  related  in  any  way to the negotiation  and/or  performance  (past,  present  or  future)  of  the  Related
Agreements,  and/or  arising in any way out of the assets  purchased from Kaiser pursuant to the  Transaction  including by way of example and not limitation the specific  Enumerated  Claims set forth in Exhibit A attached  hereto;  provided, however, that nothing in this section shall effect the scope of Sierra's release of Kaiser or Kaiser's release of Sierra.

     2.7 Waiver Of Civil Code Section  1542.  It is the intention of the Parties hereto that the  foregoing  mutual  releases  shall be effective as a bar to all actions,  causes of  action,  obligations,  costs,  expenses,  attorneys'  fees, damages, losses, claims, liabilities and demands of whatsoever character, nature and kind, known or unknown,  suspected or unsuspected,  hereinabove specified to be so barred;  in furtherance of this  intention,  the Parties hereto  expressly waive any and all rights and  benefits  that may be  conferred  upon them by the provisions  of Section  1542 of the  California  Civil  Code,  or by any similar statute applicable in any jurisdiction in which this Settlement Agreement may be implemented,  to the extent that any such  statutes may be  applicable.  Section
1542 provides as follows:

               A general  release  does not extend to claims  which the creditor does not  know or  suspect  to exist in his  favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

The Parties hereby  acknowledge  that the foregoing  waiver of the provisions of
Section 1542 of the  California  Civil Code was  separately  bargained  for. The
Parties expressly consent that this release shall be given full force and effect in  accordance  with each and all of its  provisions  relating  to  unknown  and unsuspected claims,  demands and causes of action, if any, to the same effect as those terms and provisions  relating to any other claims,  demands and causes of action hereinabove specified.

     2.8 Released  Claims Not Previously  Assigned.  The Parties  represent that they have the full and  complete  authority  to provide the  releases  set forth above, and that they have not previously assigned,  deeded, or transferred,  any of the  rights  of  claims  released  by this  Settlement  Agreement,  except as provided in Section 3.2, below.

     2.9  Limitation  Of  Liability.  The Parties agree that no claim or payment pursuant to this  Settlement  Agreement  shall be included in the minimum dollar limitations set forth in Section 11.3 of the Purchase  Agreement.  However,  the
payment  of  $2.5  million  ($2,500,000.00)  pursuant  to  Section  1.1 of  this
Settlement  Agreement,  and the payment of Four Million Ninety-two Thousand Four
Hundred Ninety-three  Dollars and twenty-one cents  ($4,092,493.21) by Kaiser to
Sierra in April,  2000, shall be aggregated and will be treated as an "aggregate liability"  of Kaiser  for  purposes  of  Section  11.3.2 of the Asset  Purchase
Agreement.

     3. MISCELLANEOUS.

     3.1 April 13, 2000, Letter.  This Settlement  Agreement shall supersede and replace in all respects that one certain  letter of  settlement  dated April 13,
2000, and that as of April 9, 2001, such letter shall be of no further force and effect.

     3.2  Assignment.  Pursuant to Amendment No. 3, dated April 13, 2000, to the
Purchase  Agreement,  this  Settlement  Agreement  constitutes (1) notice by the
"Kaiser Parties" to the "Sierra Parties" of the assignment and assumption of all liabilities,  duties, obligations,  and rights of the "Kaiser Parties" under the
"Purchase  Agreement"  and the "Related  Agreements" to KFH; (2) an agreement of assignment  by the  "Kaiser  Parties"  and  the  assumption  by KFH of all  such liabilities,  duties, obligations,  and rights, effective April 9, 2001; and (3)
the  "Sierra  Parties'"  acknowledgement  and  consent  to such  assignment  and assumption.  The use of quotation  marks in this Section 3.2 indicates  that the meaning of the term within  quotation  marks shall  reflect the meaning given to such  term in  Amendment  No. 3 if such  term has a  different  meaning  in this
Settlement Agreement.

     3.3 Compromise.  This Settlement Agreement is the compromise and settlement of disputed  claims.  Nothing  contained  herein is or is to be  construed as an admission by any party of the claims asserted against it.

     3.4.  Further  Assurances.  The Parties  hereto agree to execute such other documents  and to take such other  actions as may  reasonably  be  necessary  to further the purposes and implement the provisions of this Settlement Agreement.

     3.5  Governing  Law.  This  Settlement  Agreement  shall  be  governed  by, construed and enforced in accordance with the laws of the State of Texas.

     3.6 Benefit And Burden. This Settlement Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective representatives, agents and successors.

     3.7 Waiver And Amendment.  No breach of any provision  hereof can be waived unless in  writing.  Waiver of any breach  shall not be deemed to be a waiver of any other breach of the same or any other  provisions  hereof.  This  Settlement
Agreement may be amended only by a written instrument executed by the Parties.

     3.8  Captions  And  Interpretation.  Section  titles or captions  contained herein are inserted as a matter of convenience and for reference,  and in no way define,  limit, extend or describe the scope of this Settlement Agreement or any provision hereof. No provision in this Settlement Agreement is to be interpreted for or against  either  party  because  that  party or its legal  representative drafted such provision.

     3.9 Number  And  Gender.  Whenever  required  by the  context  hereof,  the singular shall be deemed to include the plural and the plural shall be deemed to include the singular, and the masculine,  feminine and neater genders shall each be deemed to include the other.

     3.10 No Reliance.  Except for representations expressly stated herein, none
of  the  Parties  are  entering  into  this   Agreement  in  reliance  upon  the
representation of the other parties.

     3.11  Independent  Advice Of Counsel.  Each of the Parties  represents  and declares that in executing this  Settlement  Agreement it has relied solely upon its own judgment,  belief and knowledge,  and the advice and  recommendations of its own  independently  selected  counsel,  concerning  the  nature,  extent and duration of its rights and claims,  and that it has not been  influenced  to any extent  whatsoever  in executing the same by any  representations  or statements covering  any  matters  made  by the  other  Parties  hereto  or by  any  person representing the other Parties.

     3.12 Voluntary Agreement. Each of the Parties hereto further represents and declares  that it has  carefully  read this  Settlement  Agreement and knows its contents and that each of the Parties signs the same freely and voluntarily.

     3.15  Prohibition  Against  Assignment  Without  Consent.  The  rights  and
obligations  created  under  this  Settlement   Agreement  are  not  subject  to
assignment or transfer without the express written consent of the Sierra Parties and the Kaiser  Parties,  each of whom may grant or withhold such consent in its sole and exclusive  discretion.  Any assignment in violation of this prohibition shall  not  release  the  assignor  from any  liability  under  this  Settlement
Agreement and shall additionally make the assignor unconditionally,  jointly and severally liable for the acts of the assignee.

     3.16  Exoneration Of Fraud Claims.  Notwithstanding  any other provision of this Settlement  Agreement,  Sierra agrees to make a public statement concerning this settlement which states, in substance, the following:

                    Sierra  is  pleased  to  announce  that it has  settled  its lawsuit against Kaiser Permanente concerning the acquisition of  certain of its  assets  located  in and  around  Dallas,
                    Texas.  In that  lawsuit,  Sierra  had  alleged  that it was defrauded  by  Kaiser  Permanente.  In  the  course  of  the parties'  subsequent  discussions  aimed  at  resolving  the lawsuit,  it became apparent that, while there were a number of misunderstandings  and disagreements between the parties, none of the conduct  amounted to fraud,  and Sierra does not believe that it was  defrauded by Kaiser  Permanente  or the other individuals who were named as defendants.

     3.17 Arbitration.

     (a)  Conciliation  And  Mediation.  If a dispute  between Kaiser and Sierra relating to this Settlement Agreement (other than the dispute being submitted to arbitration  under Section 1 of this Settlement  Agreement),  or under any other agreement executed and delivered in connection herewith,  is not resolved within fifteen  (15) days from the date that either  party has  notified the other that
such  dispute  exists,   then  such  dispute  shall  be  submitted  jointly  for
conciliation  to the  president  or his  designee of each party.  If such senior executive  officers  are unable to resolve the dispute  within  thirty (30) days from the date that it is first  presented to them,  either party may give notice to the other party that the dispute shall be submitted to non-binding  mediation with a mediator  acceptable to both parties,  and the parties shall, for a sixty
(60) day period from the receipt of such  notice,  seek in good faith to resolve such dispute in mediation. If the parties are not able to resolve the dispute in mediation, then such dispute shall be referred to binding arbitration.

     (b)  Arbitration.  Any dispute  submitted to  arbitration  pursuant to this
Section shall be determined by the decision of a board of arbitration consisting of three members  ("Board of  Arbitration")  selected as  hereinafter  provided.
Kaiser shall select an arbitrator and Sierra shall select an arbitrator, each of whom shall be a member of the Board of  Arbitration  who is  independent  of the parties. A third Board of Arbitration member,  independent of the parties, shall be selected by mutual  agreement of the other two Board of Arbitration  members.
If the other two Board of  Arbitration  members fail to reach  agreement on such third member  within twenty (20) days after their  selection,  such third member shall  thereafter  be  selected by the  American  Arbitration  Association  upon application  made to it for such  purpose by any party to the  arbitration.  The
Board of  Arbitration  shall meet in  Dallas,  Texas,  or such other  place as a majority of the members of the Board of Arbitration determines more appropriate, and shall reach and render a decision in writing  (which shall state the reasons for its decisions in writing and shall make such decisions entirely on the basis of the  substantive  law governing the Agreement and which shall be concurred in by a majority of the members of the Board of  Arbitration)  with  respect to the items in dispute.  In  connection  with  rendering its  decisions,  the Board of
Arbitration  shall adopt and follow the  Commercial  Rules of Arbitration of the
American  Arbitration  Association in effect as of the date of the  arbitration, except as provided in Exhibit B. To the extent practical, decisions of the Board of  Arbitration  shall be  rendered  no more  than  thirty  (30)  calendar  days following  commencement  of  proceedings  with  respect  thereto.  The  Board of
Arbitration  shall  cause its  written  decision  to be  delivered  to Buyer and
Seller. Any decision made by the Board of Arbitration  (either prior to or after the  expiration  of such 30  calendar  day period)  shall be final,  binding and conclusive on Buyer and Seller (except as may be provided in Exhibit B) and each party to the  arbitration  shall be  entitled  to enforce  such  decision to the fullest  extent  permitted  by  law  and  entered  in  any  court  of  competent jurisdiction.  The  fees  and  expenses  of the  Board  of  Arbitration  and the reasonable  fees and expenses of legal  counsel and  consultants  of the parties shall  be  allocated  among  the  Parties  as the  Board  of  Arbitration  deems appropriate.

     (c)  Judicial  Relief.  The Parties  expressly  agree that  nothing in this arbitration  agreement will prevent,  impair,  or in any way prejudice  Kaiser's rights to seek preliminary  injunctive  relief and/or other judicial relief with respect to any action for judicial or non-judicial  foreclosure  with respect to the Real Estate.

     (d) This Section 3.16 does not apply to Hohl and West.

     3.17  Attorneys'  Fees And  Costs.  In the  event  that any  proceeding  is commenced  to enforce  the terms of this  Settlement  Agreement,  or for damages arising therefrom,  the prevailing party in that action shall be entitled to its reasonable attorneys' fees and costs of suit.

     3.18   Counterparts.   This   Settlement   Agreement  may  be  executed  in
counterparts, each of which shall be deemed an original and which together shall constitute one and the same instrument.

     3.19 Notice.  Notice to the Parties with respect to any matters  referenced or required by this Settlement  Agreement will be provided by facsimile and U.S.
Mail as follows:

                  To the Kaiser Parties:

                  Executive Vice President of Alliance and Acquisition Services
                  Kaiser Foundation Health Plan
                  One Kaiser Plaza
                  Oakland, CA   94612

                  To the Sierra Parties:

                  General Counsel
                  Sierra Health Services
                  2724 North Tenaya Way
                  Las Vegas, NV  89128

     3.20  Signatures.   By  their  signatures  below,  each  of  the  corporate
representatives executing this Settlement Agreement represents his/her authority to bind the corporation to this Settlement Agreement.

     3.21  This  Agreement  is  effective  as  among  the  Parties  who sign it, irrespective of whether all Parties sign it.

                                Table of Exhibits

Exhibit A      Enumerated Claims Being Released

Exhibit B      Exceptions  to  Commercial  Rules  of  Arbitration  of the
               American Arbitration Association

     IN WITNESS  WHEREOF,  the Parties  hereto  have  executed  this  Settlement
Agreement effective as of the date and year above written.

SIERRA HEALTH SERVICES, INC.,                       TEXAS HEALTH CHOICE, L.C.,
                                                    fka HMO TEXAS, L.C.,

By:                                                 By:
    --------------------------                          -----------------------

Title                                              Title
      ------------------------                          -----------------------

SIERRA HEALTH & LIFE INSURANCE COMPANY         SIERRA TEXAS SYSTEMS

By:                                                By:
    --------------------------------------            -------------------------

Title                                              Title
     -------------------------------------              -----------------------

THE MEDICAL GROUP OF TEXAS

By:
   -----------------------

Title
     ---------------------

                                     APPROVED AS TO FORM:

                                     MORGAN, LEWIS & BOCKIUS LLP

                                     By:
                                     -----------------------------------------
                                     Michael C. Lieb
                                     Attorneys  for  SIERRA  HEALTH  SERVICES,
                                     INC.;  TEXAS HEALTH CHOICE,  L.C., fka
                                     HMO TEXAS, L.C.; SIERRA HEALTH & LIFE
                                     INSURANCE COMPANY;  SIERRA TEXAS SYSTEMS;
                                     and THE MEDICAL GROUP OF TEXAS

KAISER FOUNDATION HEALTH PLAN OF TEXAS            KAISER FOUNDATION HOSPITALS

By:                                               By:
    ----------------------------------               --------------------------

Title                                             Title
     ---------------------------------                 ------------------------

KAISER FOUNDATION HEALTH PLAN, INC.               THE PERMANENTE MEDICAL
                                                  ASSOCIATION OF TEXAS

By:                                              By:
    ------------------------------                  ---------------------------
Title                                            Title:
                                                      -------------------------

KAISER PERMANENTE INSURANCE COMPANY

By:
   ------------------------------
Title
   ------------------------------

                                         APPROVED AS TO FORM:

                                         JENKENS & GILCHRIST, PC

                                         By:
                                         --------------------------------------
                                         Lawrence L. Foust
                                         Attorneys  for KAISER  FOUNDATION
                                         HEALTH PLAN OF TEXAS;
                                         KAISER  FOUNDATION  HOSPITALS;
                                         THE  PERMANENTE  MEDICAL ASSOCIATION
                                         OF TEXAS;  KAISER  FOUNDATION  HEALTH
                                         PLAN, INC.; and KAISER PERMANENTE
                                         INSURANCE COMPANY

----------------------------------       --------------------------------------
PETER J. HOHL                            MAUREEN WEST

                                         APPROVED AS TO FORM:

                                         LAW OFFICE OF KENNEDY RICHARDSON

                                         By:
                                            -----------------------------------
                                                 Kennedy Richardson
                                         Attorneys for PETER J. HOHL and MAUREEN
                                         WEST

                             UNCONDITIONAL GUARANTY
                             ----------------------

     THIS  UNCONDITIONAL  GUARANTY is made  effective  the 31st day of December,
2001 by the  undersigned  SIERRA  HEALTH  SERVICES,  INC., a Nevada  corporation
(hereinafter  referred to collectively as "Guarantor",  whether one or more), in favor of KAISER  FOUNDATION  HOSPITALS,  a California  nonprofit  public benefit corporation ("Lender").

     NOW,  THEREFORE,  for good and  valuable  consideration,  the  receipt  and sufficiency of which are hereby  acknowledged,  Guarantor,  whose address is set forth below, hereby agrees as follows:

     1.  Guarantor  unconditionally  and  absolutely  guarantees,   jointly  and
severally,  to Lender the prompt and full payment,  performance  and observance, when due,  of all amounts  payable  under that  certain  Deed of Trust Note (the
"Original Note") dated October 31, 1998, executed by TEXAS HEALTH CHOICE,  L.C., a Texas limited liability company (the "Borrower"),  and payable to the order of
Kaiser  Foundation  Health Plan of Texas ("Original  Mortgagee") in the original principal  amount of $35,200,000,  as (a) endorsed,  assigned and transferred to
Lender  pursuant to those certain  Assignment  and  Assumption of Loan Documents dated effective December 31, 2000, executed by Original Mortgagee and Lender and recorded in Volume 98214, Page 04429,  Records,  Dallas County,  Texas and under
Document Number D201091657,  Real Property Records, Tarrant County, Texas and (b
) amended by that  certain  Modification  of Deed of Trust Note dated  effective
December  31,  2001,  executed  by  Borrower  Lender  and  Guarantor  (the "Note
Modification")  [the  Original  Note and the Note  Modification  are referred to
collectively   as  the  "Note"]  and  any  and  all  renewals,   extensions  and
rearrangements  of  all  or  any  part  of  the  indebtedness,  obligations  and liabilities  herein described,  whether or not Borrower is personally liable for any such indebtedness,  liabilities,  or obligations or whether recourse or not, whether  joint or  several,  secured  or  unsecured,  contractual  or  tortious, liquidated or unliquidated,  arising by operation of law or otherwise, direct or indirect,  or whether incurred by Borrower as principal,  accommodation party or otherwise,  and  interest  on all of the above  amounts as agreed  upon  between
Borrower and Lender,  or if there is no agreement,  at the highest  lawful rate.
All indebtedness,  obligations and liabilities hereinabove described and covered or intended to be covered by this Unconditional  Guaranty, or intended so to be,
are  hereinafter   sometimes   collectively   referred  to  as  the  "Guaranteed
Indebtedness."  Without  limiting  the  foregoing,   Guarantor  unconditionally,
irrevocably and absolutely  guarantees to Lender and to every subsequent  holder or holders of the Note that (a) the principal of and interest on, and reasonable attorneys'  fees  provided  for in, the Note will be  promptly  paid when due in accordance  with the provisions  thereof or, in the case of an extension of time of payment in whole or in part of the Note,  all sums will be promptly paid when due in  accordance  with  the  terms of the  extension;  (b) all  covenants  and agreements of Borrower  contained in the Note,  those certain Deeds of Trust and
Security Agreement  (collectively,  the "Deeds of Trust"),  to Edward F. Walker,
Trustee,  recorded in Volume  98214,  Page 4929 of the Deed of Trust  Records of
Dallas County,  Texas and under County Clerk's File Number  D198254090,  Deed of
Trust Records,  Tarrant County,  Texas covering certain real property  described therein,  as amended by (I) that certain letter agreement dated October 6, 1999, between Borrower and Original Mortgagee  regarding  condemnation of a portion of the property located in Tarrant County, Texas covered by the Deeds of Trust, and
(II) those certain  Modification of Deed of Trust and Security  Agreements dated effective  December  31,  2001  executed by  Borrower,  Lender,  and  Guarantor,
(collectively,  the "DOT  Modifications"),  and any  other  instrument,  whether
presently  existing  or  hereinafter  entered  into,  evidencing,   securing  or
governing the  disbursement  of the  Guaranteed  Indebtedness,  will be duly and promptly  observed and performed and (c) all  additional  amounts owing or which hereafter  becoming  owing by Borrower under the terms of the Note, the Deeds of
Trust, the Note Modification,  the DOT Modifications,  and any other instrument, whether presently existing or hereinafter entered into, evidencing,  securing or governing the  disbursement  of the Guaranteed  Indebtedness  (collectively  the
"Loan Documents") will be promptly paid when due.

     2. The  obligations  of Guarantor  shall be  performable  without demand of
Lender and shall be  unconditional  irrespective of the  genuineness,  validity, regularity or  enforceability  of the Note,  the Deeds of Trust,  any other Loan
Documents, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor,  and Guarantor hereby waives the benefit of all  principles or provisions of law,  statutory or otherwise,  which are or might be in conflict with the terms of this Unconditional  Guaranty,  and agrees  that  the  obligations  of  Guarantor  shall  not  be  affected  by  any circumstances,  whether or not referred to in this Unconditional Guaranty, which might  otherwise  constitute  a legal or  equitable  discharge  of a  surety  or guarantor,  other  than  satisfaction  in full of the  Guaranteed  Indebtedness.
Specifically,  to the extent this Unconditional Guaranty is governed by the laws of the  State of  Texas,  the  Guarantor  waives  the  benefits  of any right of discharge under Article 34 of the Texas Business and Commerce Code and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing,  the Guarantor hereby waives  diligence,  presentment,  demand of payment,  protest, all notices (whether of nonpayment,  acceleration,  dishonor, protest or  otherwise)  with respect to the Note,  notice of  acceptance of this
Unconditional  Guaranty  and  of  the  incurring  by  Borrower  of  any  of  the obligations  hereinbefore mentioned,  all demands whatsoever,  and all rights to require Lender to (a) proceed against  Borrower;  (b) proceed against or exhaust any  collateral  held by  Lender  to  secure  the  payment  of the  indebtedness guaranteed  hereby or (c) pursue any other remedy it may now or  hereafter  have against Borrower.

     3. Guarantor hereby agrees that, at any time or from time to time,  without notice to Guarantor and without  affecting  the liability of Guarantor,  (a) the time for payment of the principal of or interest on the Guaranteed Indebtedness, the Note may be extended or the Note may be renewed in whole or in part; (b) the time for  Borrower's  performance  of or  compliance  with any other  instrument
evidencing,   securing  or  governing  the   disbursement   of  the   Guaranteed
Indebtedness,  whether  presently  existing or hereinafter  entered into, may be extended or such  performance or compliance  may be waived;  (c) the maturity of the Note may be accelerated as provided therein or in the Deeds of Trust, or any other  instrument  evidencing,  securing or governing  the  disbursement  of the
Guaranteed Indebtedness, whether presently existing or hereinafter entered into;
(d) the Note, the Deeds of Trust, the Note Modification, DOT Modifications,  the
Loan Documents,  or any other instrument  evidencing,  securing or governing the disbursement  of the  Guaranteed  Indebtedness,  whether  presently  existing or hereinafter  entered into, may be modified or amended by the Lender and Borrower in any  respect,  including,  but not limited  to, an increase in the  principal amount and (e) any security  for the  Guaranteed  Indebtedness  may be modified, exchanged,  surrendered  or otherwise  dealt with or additional  security may be pledged or mortgaged for the Guaranteed Indebtedness.

     4. Guarantor hereby  acknowledges that the withdrawal from, or liquidation,
dissolution,   termination  or  restructuring  of,  any  ownership  interest  in
Borrower,  or any partner thereof,  shall not alter,  affect or in any way limit the  obligations of Guarantor  hereunder and this  Unconditional  Guaranty shall continue in full force and effect.  Guarantor hereby acknowledges that Lender is the current  owner and holder in due course of the Note and current  beneficiary under the Deeds of Trust, as amended by the DOT Modifications.

     5. If this  Unconditional  Guaranty  shall  be  placed  in the  hands of an attorney  for  collection  or should it be  collected  by legal  proceedings  or through  any  probate or  bankruptcy  court,  Guarantor  agrees to pay to Lender reasonable attorneys' and collection fees.

     6. Lender may assign its rights under this Unconditional  Guaranty in whole or in part and upon any such  assignment,  all the terms and  provisions of this
Unconditional Guaranty shall inure to the benefit of such assignee to the extent so  assigned.  The terms used to  designate  any of the parties  herein shall be deemed to include the heirs,  legal  representatives,  successors and assigns of such parties;  and the term "Lender" shall include,  in addition to Lender,  any lawful  owner,  holder or pledgee  of any  Guaranteed  Indebtedness,  including, without limitation, the Note.

     7.  Lender  is  relying  and is  entitled  to rely upon each and all of the provisions of this Unconditional Guaranty; and accordingly,  if any provision or provisions of this instrument should be held to be invalid or ineffective,  then all other provisions shall continue in full force and effect.

     8. This Unconditional Guaranty shall be enforceable despite any exculpation from liability  granted to Borrower.  Without limiting the foregoing,  Guarantor agrees and acknowledges that  notwithstanding  the provisions of Paragraph 13 of the Note or any other  provision of the Loan Documents  which  exculpates or may exculpate  Borrower or limits or may limit the  liability of the  Borrower  with respect to the Guarantied Indebtedness, Guarantor is and shall be absolutely and unconditionally  personally  liable  for  the  payment  and  performance  of the
Guaranteed Indebtedness.  Guarantor hereby unconditionally and absolutely waives and  relinquishes  any defense or claim based in whole or in part on contract or statutory or common law that would limit the  liability of Guarantor  under this
Guaranty  because of any  exculpation  or  limitation  of  liability or recourse granted to or claimed by Borrower,  including without  limitation the provisions of Paragraph 13 of the Note or Section 13.22 of the Deeds of Trust. In addition,
Guarantor  agrees  and  acknowledges  that  notwithstanding  the  provisions  of
Paragraph 13 of the Note, or Section  13.22 of the Deeds of Trust,  or any other provision  of the  Loan  Documents  which  exculpates  Borrower  or  limits  the liability of the Borrower with respect to the Guarantied Indebtedness, Guarantor is and shall be absolutely and unconditionally personally liable for the payment and performance of the Guaranteed Indebtedness.

     9. The  obligations of Guarantor and any other  guarantor of the Guaranteed
Indebtedness  or the Note  shall be joint and  several.  Guarantor  agrees  that
Lender,  in its discretion,  may (a) bring suit against  Guarantor or any one of the undersigned  and any other  guarantor of the Guaranteed  Indebtedness or the
Note jointly and  severally or against any one or more of them;  (b) compound or settle with any one or more of the guarantors of the Guaranteed  Indebtedness or the Note for such  consideration  as Lender may deem proper;  (c) release one or more of the undersigned or any other  guarantors of the Guaranteed  Indebtedness or the Note from liability  thereunder and (d) otherwise deal with Guarantor and any other  guarantor of the Guaranteed  Indebtedness  or the Note, or any one or
more of them, in any manner whatsoever, and that no such action shall impair the rights of Lender to collect the indebtedness  hereby  guaranteed from Guarantor.
If any  payment  by  Borrower  is held to  constitute  a  preference  under  the bankruptcy  laws,  or if for any reason Lender is required to refund any sums to
Borrower,  such  amounts  shall not  constitute  a release of any  liability  of
Guarantor  hereunder,  but  Guarantor  agrees  to pay such  amount  to Lender on
demand.   In  the  event   that,   pursuant  to  any   insolvency,   bankruptcy,
reorganization,  receivership or other debtor relief law, or any judgment, order or decision thereunder,  Lender must rescind or restore any payment, or any part thereof,  received by Lender in  satisfaction  of any amount owed by Borrower to
Lender,  any prior  release or  discharge  from the terms of this  Unconditional
Guaranty  given to  Guarantor  by  Lender  shall  be  without  effect,  and this
Unconditional  Guaranty  shall  remain  in  full  force  and  effect.  It is the intention of Lender and Guarantor that Guarantor's  obligations  hereunder shall not be affected  because any payment by Borrower to Lender is held to constitute a preference  under any  bankruptcy  laws.  Nothing  contained in this paragraph shall in any way  affect or impair the rights or  obligations  of the  Guarantor with respect to any other  guarantor of the Guaranteed  Indebtedness or the Note evidencing the Guaranteed Indebtedness.

     10. Any  indebtedness  of Borrower  now or  hereafter  held by Guarantor is hereby subordinated to all indebtedness of Borrower to Lender guaranteed hereby;
and any such indebtedness of Borrower shall be collected,  enforced and received by Guarantor,  as trustee for Lender,  but without  reducing or affecting in any
manner  the  liability  of  Guarantor   under  the  other   provisions  of  this
Unconditional Guaranty. Until the obligations of Borrower guaranteed hereby have been paid in full and there has expired the maximum  possible period  thereafter during  which any  payment  made by  Borrower  to  Lender  with  respect  to the
Guaranteed  Indebtedness  could be deemed a preference  under the United  States
Bankruptcy Code,  Guarantor shall have no right of subrogation unless such right is expressly granted in writing by Lender.

     11. In the event  Borrower is a  corporation,  joint stock  association  or partnership,  or is  hereafter  incorporated,  if the  indebtedness  at any time hereafter exceeds the amount permitted by law, or Borrower is not liable because the act of creating the  obligation  is ultra vires,  or the officers or persons creating  indebtedness  to the Lender  which  Guarantor  agrees to pay cannot be enforced against the corporation,  joint stock association or partnership,  such fact shall in no manner affect Guarantor's  liability  hereunder;  but Guarantor shall  be  liable  hereunder,  notwithstanding  said  corporation,  joint  stock association or partnership is not liable for such  indebtedness  and to the same extent as  Guarantor  would have been if the  indebtedness  of Borrower had been unenforceable against it.

     12. Lender,  in its sole discretion,  may apply all payments received by it from  Borrower  and any other  guarantor  or realized by it from any security in such manner and order or priority  as Lender  sees fit,  to any  obligations  of
Borrower  under the Loan  Documents,  whether or not any of the  obligations  to which payment is applied are due at the time of such application.

     13. This  Unconditional  Guaranty  shall be binding upon  Guarantor and its successors  and  assigns,  and shall  inure to the  benefit  of  Lender  and its successors and assigns.

     14. THIS UNCONDITIONAL GUARANTY AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES
ARISING  HEREUNDER  SHALL IN ALL  RESPECTS BE  GOVERNED  BY, AND  CONSTRUED  AND
ENFORCED IN  ACCORDANCE  WITH,  THE LAWS OF THE STATE OF TEXAS  (WITHOUT  GIVING
EFFECT TO TEXAS'  PRINCIPLES OF CONFLICTS OF LAW).  AS A MATERIAL  INDUCEMENT TO
LENDER TO ACCEPT THIS  UNCONDITIONAL  GUARANTY,  GUARANTOR  UNCONDITIONALLY  AND
IRREVOCABLY  COVENANTS  AND  AGREES  THAT  EXCLUSIVE  VENUE  FOR ANY  ACTION  IN
CONNECTION WITH THIS UNCONDITIONAL GUARANTY SHALL BE IN THE NORTHERN DISTRICT OF
TEXAS,  DALLAS DIVISION;  AND IF GUARANTOR FAILS TO HONOR THE VENUE STIPULATIONS
CONTAINED IN THIS  PARAGRAPH,  LENDER SHALL HAVE THE RIGHT TO REQUIRE REMOVAL OF
ALL PROCEEDINGS TO THE NORTHERN  DISTRICT OF TEXAS,  DALLAS DIVISION.  GUARANTOR
ACKNOWLEDGES  THAT  IT  IS  NOT  IN  A  DISPARATE   BARGAINING   POSITION,   HAS
SOPHISTICATED  FINANCIAL AND ECONOMIC  EXPERIENCE  AND THAT THE VENUE  SELECTION
CONTAINED HEREIN IS NOT UNREASONABLE, UNJUST, INCONVENIENT OR OVERREACHING. THIS
AGREEMENT SHALL BE PERFORMABLE IN DALLAS COUNTY, TEXAS.

     15. Until the obligations of Borrower  guaranteed  hereby have been paid in full and there has expired the maximum possible period  thereafter  during which any  payment  made  by  Borrower  to  Lender  with  respect  to  the  Guaranteed
Indebtedness  could be deemed a preference  under the United  States  Bankruptcy
Code,  Guarantor hereby  irrevocably  waives all claims or other rights which it may now have or hereafter acquire against Borrower or any other guarantor of the
Note that arise from the  existence,  payment,  performance  or  enforcement  of
Guarantor's  liabilities  or  obligations  under this Guaranty or any other loan paper, including,  without limitation, any right of subrogation,  reimbursement, exoneration,  contribution or indemnification,  whether or not such right, claim or remedy  arises in equity or under  contract,  statute or common law.  Without limiting the  generality of the  foregoing,  until the  obligations  of Borrower guaranteed  hereby  have been paid in full and there  has  expired  the  maximum possible period  thereafter  during which any payment made by Borrower to Lender with respect to the Guaranteed  Indebtedness  could be deemed a preference under the United States Bankruptcy Code, Guarantor hereby irrevocably waives any right or claim against Borrower or any other person to which Guarantor would otherwise become subrogated under Chapter 34 of the Texas Business and Commerce Code.

     16. THIS WRITTEN  UNCONDITIONAL  GUARANTY  REPRESENTS  THE FINAL  AGREEMENT
BETWEEN  THE  PARTIES  AND  MAY  NOT  BE  CONTRADICTED  BY  EVIDENCE  OF  PRIOR,
CONTEMPORANEOUS  OR  SUBSEQUENT  ORAL  AGREEMENTS.  THERE ARE NO UNWRITTEN  ORAL
AGREEMENTS  BETWEEN  THE  PARTIES.  ALL  PRIOR  OR  CONTEMPORANEOUS  AGREEMENTS,
UNDERSTANDINGS,  REPRESENTATIONS,  AND STATEMENTS,  ORAL OR WRITTEN,  ARE MERGED
INTO THIS  UNCONDITIONAL  GUARANTY.  NEITHER THIS  AGREEMENT  NOR ANY  PROVISION
HEREOF MAY BE WAIVED, MODIFIED, AMENDED,  DISCHARGED, OR TERMINATED EXCEPT BY AN
INSTRUMENT IN WRITING SIGNED BY THE PARTY AGAINST WHICH THE  ENFORCEMENT OF SUCH
WAIVER, MODIFICATION,  AMENDMENT,  DISCHARGE, OR TERMINATION IS SOUGHT, AND THEN
ONLY TO THE EXTENT SET FORTH IN SUCH INSTRUMENT.

     17.  LENDER  WILL  GIVE  GUARANTOR  A COPY OF ANY  NOTICES  OF ANY EVENT OF
DEFAULT,  AS  DEFINED  IN THE DEED OF TRUST,  OR ANY EVENT OF WHICH  LENDER  HAS
ACTUAL  KNOWLEDGE,  WHICH  WITH THE  PASSAGE  OF TIME OR  NOTICE  OR BOTH  COULD
CONSTITUTE AN EVENT OF DEFAULT, AS DEFINED IN THE DEED OF TRUST, AND WILL PERMIT
GUARANTOR THE SAME OPPORTUNITY TO CURE SUCH EVENT OF DEFAULT,  INCLUDING NOTICES
OF FORECLOSURE, AS IS AFFORDED TO BORROWER.

     IN WITNESS WHEREOF,  this Unconditional  Guaranty has been duly executed by the undersigned effective as of the 31st day of December, 2001.

GUARANTOR:

SIERRA HEALTH SERVICES, INC.

By:
   --------------------------------------------
Print Name:
            -----------------------------------
Title:
   --------------------------------------------

Address:
2724 N. Tenaya Way
Las Vegas, Nevada 89128

ATTEST:

By:
   --------------------------------------------
Print Name:
            -----------------------------------
___________________ Secretary

                       MODIFICATION OF DEED OF TRUST NOTE

     THIS  MODIFICATION OF DEED OF TRUST NOTE (the  "Agreement") is entered into by and between  TEXAS HEALTH  CHOICE,  L.C., a Texas limited  liability  company
("Maker"),  whose address for notice  hereunder is 2724 N. Tenaya Way, P. O. Box
15645, Las Vegas,  Nevada  89114-5645,  SIERRA HEALTH  SERVICES,  INC., a Nevada
corporation  ("Guarantor),  whose address for notice hereunder is 2724 N. Tenaya
Way, Las Vegas,  Nevada 89128,  and KAISER  FOUNDATION  HOSPITALS,  a California
nonprofit  public  benefit  corporation  ("Holder"),  whose  address  for notice hereunder is One Kaiser Plaza,  19th Floor,  Oakland,  California  94612,  Attn:
General Counsel.

                                R E C I T A L S:
                                 ---------------

     WHEREAS,  Holder is the holder of that certain Deed of Trust Note ("Note"), dated October 31, 1998, in the original principal amount of $35,200,000, made by
Maker to Kaiser Foundation Health Plan of Texas ("KFHPTx"), which Note evidences a loan  ("Loan")  made by KFHPTx to Maker.  To secure the repayment of the Note,
Maker  also  executed  and  delivered  a Deed of Trust  and  Security  Agreement
("Tarrant Deed of Trust"), dated October 31, 1998, recorded on November 2, 1998, as Instrument Number D198254090,  Real Property Records,  Tarrant County, Texas,
and a Deed of Trust and  Security  Agreement  ("Dallas  Deed of  Trust"),  dated
October  31,  1998,  recorded  in Volume  98214,  beginning  at Page 4429,  Real
Property Records, Dallas County, Texas (collectively,  the Tarrant Deed of Trust and the Dallas Deed of Trust are  referred to as the "Deed of Trust") that grant a first lien on the property ("Property") described in the Deed of Trust.

     WHEREAS, Guarantor has executed that certain Limited Guaranty dated October
31, 1998 (the  "Limited  Guaranty")  and that  certain  Asset Sale and  Purchase
Agreement  dated  June  5,  1998,  executed  by  KFHPTx,  Maker  and  Guarantor, containing among other provisions,  Section 14.2 (the "Sale Guaranty").  Holder,
Maker,  and  Guarantor  have disputed the  continued  effectiveness  of the Sale
Guaranty as it relates to the Security  Instruments  and the Loan, as defined in the Deed of Trust, as amended by the  Modification of Deed of Trust. The Limited
Guaranty and the Sale Guaranty are referred to collectively as the "Guaranty."

     WHEREAS  The Note was  endorsed  by KFHPTx  to the order of Holder  and the
Deeds  of  Trust  assigned  to  Holder  pursuant  to  certain   Assignments  and
Assumptions  of Loan  Documents  executed by KFHPTx and Holder  dated  effective
December 31, 2000. The Guaranty was assigned to Holder  pursuant to that certain
Assignment of Guaranty dated effective December 31, 2000.

     WHEREAS,  Holder  agreed to pay  Maker,  Guarantor,  and  certain  of their affiliates $2,500,000.00 (the "Principal Prepayment Amount") pursuant to Section
1 of that certain Settlement Agreement dated October 3, 2001, effective April 9,
2001 (the "Settlement Agreement").

     WHEREAS,  Holder  and  Maker  have  agreed  to  modify  certain  terms  and conditions of the Note as set forth in this Agreement.

     WHEREAS,  concurrently with the execution of this Agreement,  Maker, Holder and Guarantor have entered into two certain  Modifications  of Deed of Trust and
Security  Agreement of even date with this Agreement (the  "Modification of Deed of Trust").

     WHEREAS,  concurrently with the execution of this Agreement,  Guarantor has executed and delivered an absolute,  unconditional guaranty (the "New Guaranty")
of the indebtedness and obligations evidenced or secured by the Note, as amended by  this  Agreement,  and  Deed of  Trust,  as  amended  by the  Deed  of  Trust
Modification.

     WHEREAS, in accordance with the terms of this Agreement,  Maker, Guarantor, and Holder agreed to modify the terms of the Note, as set forth herein below.

     NOW,  THEREFORE,  in  consideration  of  the  premises,  the  consents  and
agreements   set  forth  in  the   Agreement,   and  other  good  and   valuable
consideration,  the receipt and  sufficiency  of which are hereby  acknowledged,
Maker, Guarantor, and Holder hereby amend the Note as follows:

     1. The parties agree that, as of December 31, 2001, unpaid principal on the
Note  equaled  $33,737,796.75.   The  foregoing  principal  balance  takes  into
consideration,  among other things, receipt by Holder of the monthly installment on the Note  payable  on  January 1, 2002.  In  consideration  of certain  other agreements by Guarantor, including without limitation the execution and delivery of the New Guaranty,  Holder hereby forgives payment of principal outstanding on this Note in the amount of $8,500,000.00 (the "Forgiven Principal Amount") as of
December 31, 2001. Maker hereby directs Holder to apply the Principal Prepayment
Amount to prepay a portion  of the  outstanding  principal  of this  Note.  Upon application of the Principal Prepayment Amount,  Maker and Guarantor,  on behalf of themselves  and their  affiliates,  release all claims against Holder and its affiliates  under  Section 1 of the  Settlement  Agreement  with  respect to the
$2,500,000.00  as applied to the Note.  The parties agree that it shall never be
necessary  to  refer  to  the  Settlement   Agreement  in  connection  with  the
interpretation  of this  Agreement or any other  Security  Instrument  except in connection  with  the  confirmation  of  the  payment  and  satisfaction  of the obligations of Holder under Section 1 of the Settlement Agreement. Following the application of the Principal Prepayment Amount and the Forgiven Principal Amount
as provided in this  Agreement,  the outstanding  principal  balance of the Note will be $22,737,796.75 as of December 31, 2001. Provided no Event of Default, as
defined in the Deed of Trust,  shall exist,  payment of monthly  installments on the Note shall be suspended for 12 months commencing with the installment due on
February 1, 2002 and  recommencing on February 1, 2003 and continuing  regularly thereafter on the first day of each calendar month until maturity of the Note as provided in Paragraph 4 of the Note, as amended by this Agreement.  The Forgiven
Principal Amount and the Principal  Prepayment Amount shall not (a) be deemed to apply towards any release  price under  Section  13.18 of the Deed of Trust,  as amended by the  Modification  of Deed of Trust,  or (b)  relieve  Maker from the obligation to make regular  monthly  installments as provided under the Note, as amended hereby.

     2. Paragraph 4 of the Note is amended to read as follows:

          "4.  Principal  and  Interest  Payments;  Prepayment.  Interest at the
     Stated Rate for the period from the date of this Note through and including the last day of the month in which the Note is executed shall be payable in advance upon  execution of this Note.  Principal and interest at the Stated
     Rate  shall be due and  payable  in  arrears  in  monthly  installments  of
     $211,041.78 commencing on February 1, 2002, and continuing regularly on the first day of each calendar month  thereafter  until the earlier to occur of
     (a) November 1, 2006 when the entire amount hereof,  principal and interest
     then  remaining  unpaid,   shall  be  then  due  and  payable  or  (b)  any
     acceleration of payment permitted hereby. Each installment shall be applied first to the payment of accrued interest due on the unpaid principal hereof and the remainder  shall be applied to the  reduction of unpaid  principal.
     Maker may prepay this Note in part or in whole without premium, however all releases  of the  lien  of the  Deed  of  Trust  shall  be  subject  to the provisions of Section 13.18 of the Deed of Trust.  Any prepayment  shall be applied to reduce the accrued  interest,  then  principal of the Note,  but shall  not  relieve  Maker  from the  obligation  to make  regular  monthly installments  of  $211,041.78  until the entire  principal  balance and all accrued interest has been paid in full."

     3. Maker and Guarantor  hereby agree that the  modification of the Note set forth  herein shall in no manner  impair the  Guaranty,  the Deed of Trust,  the
Note, or the liens securing the same and that said liens shall not in any manner be waived, the purpose of this Agreement being simply to modify the Note, and to carry forward all liens securing the same,  which are  acknowledged by Maker and
Guarantor to be valid and subsisting.

     4. Except as otherwise  provided  herein,  the terms and  provisions of the
Note,  Guaranty,  and Deed of Trust shall be and remain in full force and effect as therein  written.  Maker hereby  ratifies the agreements made by it to Holder under the Note, Deed of Trust and each other agreement  executed or delivered by
Maker in connection with the Loan and agrees that the Note, except to the extent modified  hereby,  the Deed of Trust, and each such other agreement shall remain in full force and effect.  As inducement to Holder and in  consideration  of the agreements  of Holder  herein  contained,  concurrently  with the  execution and delivery of this  Agreement by Holder,  Guarantor  hereby  agrees to execute and deliver the New Guaranty in  replacement  of the  Guaranty.  Guarantor and Maker agree and  acknowledge  that but for the execution,  delivery and performance of the New  Guaranty,  Holder  would  not enter  into or  deliver  this  Agreement,
Modification of Deed of Trust,  or  substitution of the Guaranty.  Holder agrees that and  acknowledges  that upon execution and delivery by Guarantor of the New
Guaranty to Holder,  (a) the Limited  Guaranty  shall be released and terminated and of no further force and effect and (b) the Sales  Guaranty shall be released and  terminated  and no  further  force or effect as it may relate in any manner whatsoever to the Security  Instruments  or the Loan,  but shall  continue to be effective  in  accordance  with  its  terms  as  to  all  other  obligations  or indebtedness  guarantied.  Promptly  after the  execution  and  delivery of this
Agreement,  the  Modification of Deed of Trust,  and New Guaranty,  Holder shall return all original copies of the Limited Guaranty to Guarantor.

     5. This Agreement and all of the covenants and agreements  contained herein shall  be and are  binding  upon  and  shall  inure  to the  benefit  of  Maker,
Guarantor, and Holder and each of their respective successors and assigns.

     6. EXCEPT TO THE EXTENT  THAT THE LAWS OF THE UNITED  STATES MAY REQUIRE OR
OTHERWISE  CONTROL,  THIS AGREEMENT AND THE TERMS AND PROVISIONS HEREOF, AND THE
RIGHTS AND OBLIGATIONS OF THE PARTIES HEREIN, SHALL BE GOVERNED BY AND CONSTRUED
AND  INTERPRETED  IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF TEXAS,  (WITHOUT
GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAW OF SUCH STATE).

     7. This Agreement may be executed in multiple  counterparts,  each of which shall be regarded  for all purposes as one  original,  it shall not be necessary that all signatories  thereto sign all such counterparts so long as at least one such counterpart  shall be signed by each such signatory,  and such counterparts shall constitute but one and the same instrument.

     8. As a  condition  to the  effectiveness  of the  Modification  of Deed of
Trust, and this Agreement,  concurrently with the execution and delivery of this
Agreement,  all those  amounts held in escrow  pursuant to that  certain  Escrow
Agreement dated November 1, 2001,  executed by American  Escrow  Company,  Inc.,
Beneficiary  and Grantor  shall be released and  delivered to  Beneficiary  upon execution and delivery of this Agreement by all parties hereto.

     9. THIS WRITTEN AGREEMENT,  THE NEW GUARANTY,  AND THE MODIFICATION OF DEED
OF  TRUST,  TOGETHER  WITH  THE  NOTE AND DEED OF  TRUST,  REPRESENT  THE  FINAL
AGREEMENT  BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. FURTHERMORE, GUARANTOR, MAKER AND
HOLDER AGREE THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED effective as of the 31st day of December, 2001.

                                  MAKER:

                                  TEXAS HEALTH CHOICE, L.C.

                                  By:
                                     ------------------------------------------
                                  Print Name:
                                             ----------------------------------
                                  Title:
                                        ---------------------------------------

                                  HOLDER:

                                  KAISER FOUNDATION HOSPITALS

                                  By:
                                     ------------------------------------------
                                  Print Name:
                                             ----------------------------------
                                  Title:
                                        ---------------------------------------

                                   GUARANTOR:

                                   SIERRA HEALTH SERVICES, INC.

                                   By:
                                      -----------------------------------------
                                   Print Name:
                                              ---------------------------------
                                   Title:
                                         --------------------------------------